FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2010

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-54007	20-4292198
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 Glen Street, Suite 308
Glen Cove, NY 11542	11542
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Introductory Comment - Use of Terminology

Throughout this Current Report on Form 8-K, the terms “we,” “us” and “our” refers to the registrant, Compliance Systems Corporation.

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 1, 2010, we entered into and consummated the transactions contemplated by an  Agreement and Consent to Surrender of Collateral (the “Surrender Agreement”) with Agile Opportunity Fund, LLC (“Agile”), the then owner of record of two secured convertible debentures of our company in the aggregate principal amount of $1.94 million (collectively, the “Agile Debentures”).

On November 18, 2010, Agile had notified us that Agile deemed us to be in default under the Agile Debentures.  The default related to our failure to make interest payments under the Agile Debentures, which totaled $281,939.01 as of October 31, 2010, the most recent interest payment date under the Agile Debentures.  We had five business days in which to cure such default.  We failed to cure the default and, effective November 23, 2010, an Event of Default under the Agile Debentures was deemed to have occurred.  The occurrence of an Event of Default resulted in the acceleration of all amounts due under the Agile Debentures.  We had previously granted Agile a first priority security interest in all of our assets.  In addition, each of Call Compliance Inc. (“CCI”) and Execuserve Corp. (“Execuserve”), two of our subsidiaries when we originally sold and issued the Agile Debentures, guaranteed all of our obligations under the Agile Debentures and granted Agile a first priority security interest in all of their respective assets.  Accordingly, upon the occurrence of the Event of Default, Agile was entitled to enforce its rights as a secured lender, including the right to foreclose on all of our, CCI’s and Execuserve’s assets (collectively, the “Collateral”), up to the amount owing under the Agile Debentures.  We believe that the value of the Collateral subject to foreclosure by Agile was not equal to or in excess of the amount owing under the Agile Debentures.

The Surrender Agreement contemplated that Agile accept the Collateral in full satisfaction of the indebtedness evidenced by the Agile Debentures and that we, CCI and Execuserve surrender, assign and transfer to Agile the Collateral in full satisfaction of the indebtedness evidenced by the Agile Debentures.  The acceptance, surrender, assignment and transfer of the Collateral was deemed effective as of the date of the Surrender Agreement.  Accordingly, effective as of December 1, 2010, all of our, CCI’s and Execuserve’s assets were surrendered, assigned and transferred to Agile and our obligations under the Agile Debentures were deemed fully satisfied.

Dean Garfinkel, who served as our president and chief executive officer until November 23, 2010, Barry Brookstein, currently our chief financial and interim chief executive officer, and Spirits Management, Inc., a company in which Mr. Brookstein is the sole officer and stockholder (“Spirits”), each granted Agile a limited non-recourse guaranty with respect to the amounts due under the Agile Debentures.  Such non-recourse guarantees are limited to preferred stock of our company held by Mr. Garfinkel, Mr. Brookstein and Spirits (collectively, the “Guarantors”).  The preferred stock subject to the limited guarantees consists of:

•
200,000 shares of our Series A Senior Convertible Voting Non-Redeemable Preferred Stock (the “Series A Preferred Stock”), 500,000 shares of our Series B Senior Subordinated Convertible Voting Redeemable Preferred Stock (the “Series B Preferred Stock”) and 406,992 shares of Series C Senior Subordinated Convertible Voting Redeemable Preferred Stock (the “Series C Preferred Stock”) owned by Mr. Brookstein (collectively, the “Brookstein Preferred Stock”);

•	466,750 shares of Series C preferred Stock owned by Mr. Garfinkel (the “Garfinkel Preferred Stock”); and
•	750,000 shares of Series B Preferred Stock and 450,601 shares of Series C Preferred Stock owned by Spirits (collectively, the “Spirits Preferred Stock”).

At the current exchange rate, the preferred stock subject to the non-recourse guarantees is convertible into a total of 282,855,707 shares of our common stock.

Agile has returned to Mr. Brookstein the Brookstein Preferred Stock and has returned to Spirits the Spirits Preferred Stock.  We have not been advised as to whether or not Agile intends to foreclose on the Garfinkel Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit
Number	Exhibit Description
10.1
Amended and Restated Secured Convertible Debenture of Compliance Systems Corporation, dated February 9, 2010, payable to Agile Opportunity Fund, LLC and in the principal amount of $1,765,000.  [Incorporated by reference to Exhibit 10.22 to the Current Report on Form 8-K (Date of Report: February 5, 2010) of Compliance Systems Corporation, filed with the SEC on February 17, 2010.]

10.2
Amended and Restated Security Agreement, dated as of February 9, 2010, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K (Date of Report: February 5, 2010) of Compliance Systems Corporation, filed with the SEC on February 17, 2010.]

10.3
Secured Convertible Debenture of Compliance Systems Corporation, dated July 1, 2010, in the principal amount of $175,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (Date of Report: June 30, 2010) of Compliance Systems Corporation, filed with the SEC on July 12, 2010.]

10.4
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Dean Garfinkel and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.5
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Barry Brookstein and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.6
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Spirits Management, Inc. and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.7
Stock Pledge Agreement, dated as of May 6, 2008, between (sic) Agile Opportunity Fund, LLC, Dean Garfinkel and Barry Brookstein.  [Incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.8	Agreement and Consent to Surrender of Collateral dated December 1, 2010, among Compliance Systems Corporation, Call Compliance Inc., Execuserve Corp. and Agile Opportunity Fund, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2011	Compliance Systems Corporation

	By:	/s/ Barry Brookstein
Barry M. Brookstein
Chief Financial Officer